UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Global Payments Inc. (the “Company”) is furnishing this Current Report on Form 8-K (this “Report”) to provide supplemental information about its financial results for the fiscal quarter ended November 30, 2015 (the “Supplemental Information”). The Supplemental Information is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information being furnished pursuant to this Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.    Regulation FD Disclosure
The information set forth in Item 2.02 of this Report is incorporated herein by reference. In addition, the Company’s board of directors authorized and declared a second fiscal quarter dividend of $0.01 per share, which will be paid on February 26, 2016 to shareholders of record as of February 12, 2016.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Supplemental Information Regarding the Company’s Financial Results for the Fiscal Quarter Ended November 30, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC

Date:	January 11, 2016	By: /s/ Cameron M. Bready
Cameron M. Bready
Executive Vice President and Chief Financial Officer